Exhibit 10.2

AMENDMENT NO. 4

TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 4 to the Registration Rights Agreement (this “Amendment”) is made and entered into effective [__], 2024 (the “Amendment Effective Date”) between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and certain holders of the Company’s securities identified on the signature pages hereto (collectively, the “Consenting Holders”). Capitalized terms not defined herein shall have the same meaning as set forth in the Registration Rights Agreement.

RECITALS:

WHEREAS, the Company and the Consenting Holders identified on the signature pages thereto entered into the Registration Rights Agreement dated as of July 7, 2023, as amended on August 30, 2023, and as subsequently amended on November 8, 2023 and November 21, 2023 (as amended, the “Registration Rights Agreement”);

WHEREAS, Section 7(c) of the Registration Rights Agreement provides that any provision of the Registration Rights Agreement may be amended with the written consent of the Company and the Holders of 51% or more of the then outstanding Registrable Securities;

WHEREAS, the Company and the Consenting Holders wish to amend the Registration Rights Agreement in order to update the definition of Uplisting Transaction; and

WHEREAS, the Consenting Holders collectively constitute 51% or more of the outstanding Registerable Securities.

NOW, THEREFORE, for due and adequate consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. The definition of Uplist in Section 1 of the Registration Rights Agreement shall be amended and restated as follows:

““Uplist” means the public offering of Common Stock pursuant to a registration statement on Form S-1 (the “Uplist S-1”) that results in the listing of the Common Stock on any securities exchange registered with the Commission as a “national securities exchange” under Section 6 of the Exchange Act.”

2. Except as modified by this Amendment, all other terms and conditions in the Registration Rights Agreement shall remain in full force and effect and this Amendment shall be governed by all provisions thereof, including Section 7(h) regarding governing law. No reference to this Amendment need be made in any instrument or document making reference to the Registration Rights Agreement; any reference to the Registration Rights Agreement in any such instrument or document shall be deemed a reference to the Registration Rights Agreement as amended hereby. The Registration Rights Agreement as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

3. This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

ARCH THERAPEUTICS, INC.

By:
Name:	Michael S. Abrams
Title:	Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR CONSENTING HOLDERS FOLLOWS]

[CONSENTING HOLDERS SIGNATURE PAGES TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder:_____________________________________________________

Signature of Authorized Signatory of Holder:______________________________

Name of Authorized Signatory:_________________________________________

Title of Authorized Signatory:__________________________________________

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